Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated January 29, 2010, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

We have received notification for the liquidation of the following portfolios:

Portfolio Name “Liquidating Portfolio”	Scheduled Liquidation Date “Liquidation Date”
Templeton Global Asset Allocation - Class I	April 30, 2010
Janus Aspen Series Research Core Portfolio – Institutional Shares	April 30, 2010
Janus Aspen Series Global Life Sciences Portfolio – Institutional Shares	April 30, 2010

Due to these liquidations, we will no longer accept new premiums for investment in, nor will we permit transfers to, the Templeton Global Asset Allocation Sub-Account, the Janus Aspen Series Research Core Sub-Account, or the Janus Aspen Series Global Life Sciences Sub-Account (each, a “Liquidating Sub-Account”) as of the applicable Liquidation Date.

As the Liquidating Sub-Accounts will no longer be offered as investment options, you may wish to transfer, prior to the applicable Liquidation Date, some or all of your Policy Value in the Liquidating Sub-Accounts to the other investment options currently offered by your Policy. These transfers are not subject to a transfer fee. Any value remaining in a Liquidating Sub-Account will be transferred automatically, as of the applicable Liquidation Date, to the Fidelity VIP Money Market Sub-Account (“Money Market Sub-Account”), an investment option already available under your Policy.

If you currently allocate Policy Value to a Liquidating Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, any allocations to a Liquidating Sub-Account will be automatically allocated, as of the applicable Liquidation Date, to the Money Market Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Money Market Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-268-5619.

If your Policy Value in a Liquidating Sub-Account is transferred automatically to the Money Market Sub-Account, for 60 days following the automatic transfer, you may transfer your Policy Value in the Money Market Sub-Account to any other investment option(s) available under your Contract. Such transfer is not subject to a transfer fee.

Please keep this supplement for future reference together with your prospectus.